UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-04605

First Opportunity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: March 31, 2010

Date of Reporting Period: September 30, 2010

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

1st First Opportunity Fund, Inc.™

SEMI-ANNUAL REPORT
SEPTEMBER 30, 2010
(UNAUDITED)

SA10

OTC Symbol: FOFI

Semi-Annual Report (Unaudited) | September 30, 2010

First Opportunity Fund, Inc.	Letter from the Adviser
September 30, 2010

Dear Fellow Stockholder:

The First Opportunity Fund has undergone significant change in the last 6 months. Earlier this year, stockholders approved a restructuring of the Fund to allow it to, among other things, invest significantly in hedge funds. The restructuring contemplated the Fund having two co-advisers, Rocky Mountain Advisers (RMA) and Stewart Investment Advisers (SIA), as well as a sub-adviser, Wellington Management. Prior to the restructuring, Wellington Management served as the Fund’s sole investment adviser. Over the next 18 months or so, Wellington Management will continue to manage and, if appropriate, opportunistically liquidate the securities held in the Fund prior to the May 2010 stockholder meeting, what we call the “legacy portfolio”.

Since June 1, 2010, the new advisers, RMA and SIA, have been implementing the strategy of investing a substantial portion of the Fund’s assets in hedge funds managed by Wellington Hedge Management (WHM), an affiliate of Wellington Management. To date, we’ve invested $118.5 million in these hedge funds, or about 50% of the Fund’s assets. We view these as long-term investments. Our current investment in the WHM hedge funds is approaching the upper limit of the Fund’s assets we expect to invest in hedge funds. We are not considering hedge funds managed outside of Wellington Management. Why? Well, we’ve had a working relationship with Wellington Management as the adviser to the Fund going back to 2003 (Wellington Management was the original adviser to the Fund when it launched in 1986). Investing a large portion of Fund’s assets in hedge funds run by another manager requires a high degree of trust in and understanding of the manager. Although we didn’t know it at the time, we started doing our due diligence on Wellington Management and its investment abilities over 7 years ago. We’ve taken a hard look at the organization, including its infrastructure, personnel, compliance program and internal controls, investment acumen and, most importantly, its integrity. We’re happy to report that, from our point of view, Wellington Management excels in all categories. We have a great deal of confidence in Wellington Management and its capabilities. Since hedge funds are unregistered private investment pools and are not subject to the same disclosure requirements as registered investment companies, it is essential that we have a high degree of confidence and trust in the underlying manager. After working with the Wellington Management team for seven years, we have developed confidence and respect for the Wellington Management personnel and culture.

Here’s a brief run-down on each of the hedge funds in which the Fund has invested as of September 30, 2010:

Bay Pond Partners and Wolf Creek Partners. Bay Pond is a financial services sector hedge funds run by Nick Adams and his team who have managed the Fund’s portfolio since 1986. Wolf Creek is also a financial services sector hedge fund, run by a team of four portfolio managers. The Fund invested 17.0% of its assets in each of these funds for a total of 34%. From purchase date on June 1, 2010 through September 30, 2010, the Fund’s investment in Bay Pond is up a net 4.2% while its investment in Wolf Creek is up a net 6.3%. The S&P 500 Index was up 7.3% over the same time period.

J. Caird Partners. This is an equity hedge fund focusing on value stocks, taking opportunistic and contrarian positions. The Fund invested approximately 8% of its assets in this hedge fund. The manager, Greg Pool, and his team use a fundamental intensive research process. From purchase date on July 1, 2010 through September 30, 2010, the Fund’s investment in J. Caird is up a net 7.05%. The S&P 500 Index was up 11.6% over the same time period.

Semi-Annual Report (Unaudited) | September 30, 2010	1

Letter from the Adviser	First Opportunity Fund, Inc.
September 30, 2010

North River Partners. This is a health care sector hedge fund. The manager, Ed Owens, and his team have extensive experience in this sector. They too use a contrarian, value-oriented investment style. The Fund invested about 7% of its assets in this fund. From purchase date on August 1, 2010 through September 30, 2010, the Fund’s investment in North River is up 0.06%, essentially flat. The S&P 500 Index was up 4.0% over the same time period.

As Wellington Management continues to liquidate the legacy portfolio, RMA and SIA will be responsible for investing these proceeds. As of September 30, 2010, we’ve invested approximately $13.6 million, or 6% of the Fund’s assets, into a handful of mostly domestic (U.S.) securities.

It is worth discussing the Fund’s investment objective and the new advisers’ strategies. First of all, the objective of the Fund is “Total Return”. At the May meeting, stockholders also approved the proposals to eliminate the Fund’s concentration policies (i.e., to invest at least 65% of the Fund’s assets in financial services companies). Even though some of our recent hedge fund investments are heavily concentrated in financial services companies, we do not “look through” to the underlying securities in calculating the Fund’s industry concentration.

RMA and SIA are value investors. Our primary goal is to not lose what we already have. With this in mind, we look for investments, both domestic and foreign, which have certain characteristics including a high return on assets, a reasonable expectation of growth (the more, the better), competent and honest managers, an industry or company “moat” (i.e., significant entry barriers or protections against competition), a rational balance sheet (i.e., if the company uses debt, it needs to be able to withstand downturns in the economy without the threat of bankruptcy) and a rational allocation of profits (e.g., dividends or stock repurchases – the former is better). And, when we buy a company, we want to buy it at a reasonable price. There are many companies we admire and would love to own, but the prices are too high.

Once we buy a company, we’d like to hold on to it for a long time. In this day and age, it probably makes sense for us to explain what we mean by “a long time.” We don’t mean a week or a month or even a year. We’re talking decades here. Is that the case every time? No. Obviously, where changes or circumstances in a company or industry we own warrant it, we will sell. But for the most part, we prefer the ‘buy and hold’ method of investing, but watch carefully to see if anything changes for the worse.

Why Did the Fund Stop Trading on the NYSE under its Old Symbol FF?

When stockholders approved the Fund’s restructuring, which contemplated investing a substantial portion of assets in hedge funds, at the urging of the SEC, the NYSE concluded that the Fund would be engaging in operations which, in the NYSE’s opinion, are contrary to the public interest. Consequently, immediately after the May 2010 meeting, the NYSE summarily delisted the Fund. We knew the SEC had strong reservations about any exchange-traded fund that provided retail investors access to significant hedge fund exposure. This was pointed out in the Fund’s March 31, 2010 proxy statement. We believe that much of the SEC and NYSE’s opposition was a reaction to the whole Bernie Madoff hedge fund scandal. In some ways this is understandable. The SEC wants only certain financially qualified investors to have access to hedge funds. While many of our stockholders may not be “qualified” investors, the Fund is a qualified investor under applicable law, and it is the responsibility of the new advisers to conduct appropriate due diligence to make sure that each hedge fund is suitable for the Fund. We don’t take this responsibility lightly, and

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First Opportunity Fund, Inc.	Letter from the Adviser
September 30, 2010

while we recognize that like all investments, hedge funds carry some degree of risk, our least desirable investment would be one of high risk that is passed on to our stockholders. Affiliates of the new advisers, the Horejsi family trusts, own about 36.4% of the Fund. As such, we necessarily eat our own cooking. As advisers to the Fund, one of our primary investing tenets is to not lose what we already have.

With such a significant investment in the WHM hedge funds, we will typically use each hedge fund’s most recently available pricing data in order to calculate the Fund’s weekly and month-end net asset value (NAV). Pursuant to the Fund’s valuation procedures, the Fund uses the hedge fund manager’s estimate of the respective fund’s value to periodically calculate NAV. Presently, this information is provided to the Fund weekly and at the end of each month. When reflected in the Fund’s NAV, the hedge fund pricing will be, at best, one day old. For example, under the Fund’s current pricing procedure, when the Fund’s NAV is calculated at market close on Fridays, the Friday closing price of the Fund’s exchange-traded securities is used. However, in most cases, the values used for the Fund’s hedge fund investments are estimates provided by the respective hedge fund managers as of Thursday’s market close. They’re one day old. These hedge fund values are not audited and may or may not reflect exact values. Any change in value in our hedge funds on the day we publish the Fund’s NAV typically will not reflected in the NAV. However, our current valuation approach will reflect a much better estimate of the Fund’s NAV than using only monthly hedge fund valuations. It should be noted here that, subject to applicable law, the Fund may from time to time change its procedures for calculating the Fund’s NAV valuation, which may include changing the frequency and timing of gathering pricing information our hedge fund managers.

Below is a table showing the Fund’s performance.

TOTAL RETURNS AS OF SEPTEMBER 30, 2010

	3 M	6 M	1 YR	3 YRS*	5 YRS*	10 YRS*
First Opportunity Fund NAV	5.6%	1.2%	8.8%	-11.6%	-5.2%	10.4%
S&P 500 Index	11.3%	-1.4%	10.2%	-7.2%	0.6%	-0.4%
Dow Jones Industrial Average	11.1%	0.7%	14.1%	-5.4%	3.1%	2.5%
NASDAQ Composite	12.6%	-0.7%	12.7%	-3.4%	2.9%	-3.6%

* Annualized

The Fund has a website with up-to-date information at www.firstopportunityfund.com. We’d like to welcome new stockholders. We hope you all become long-term stockholders and partners with us in the First Opportunity Fund.

Sincerely,

Carl D. Johns	Stewart R. Horejsi

November 15, 2010

Semi-Annual Report (Unaudited) | September 30, 2010	3

Letter from the Sub-Adviser	First Opportunity Fund, Inc.
September 30, 2010

Wellington Management Review

The First Opportunity Fund (“the Fund”) returned -0.9% on net asset value over the first two months of the period when Wellington Management served as advisor for the Fund. The overall market, as measured by the S&P 500, returned -6.5% during the same period.

The Legacy Portfolio (“the Portfolio”) of the First Opportunity Fund, for which Wellington Management served as a sub-advisor to the Fund post-restructuring, returned 1.2% over the four-month period ending September 30, 2010. Much like the broader markets, the Portfolio’s performance was volatile during this period, declining in June and August and rallying in July and September.

The second quarter saw US equities plummet as escalating global growth concerns, challenges in Europe, and mixed economic data combined to push the S&P 500 Index down to its lowest level since October 2009. Equities moved higher early in the quarter on the back of strong corporate earnings and generally favorable economic data before succumbing to negative news from Europe and China and an unfavorable turn in US economic news. Investor optimism waned as housing data disappointed following the expiration of the homebuyers’ tax credit. Furthermore, employment data softened in May and June as jobless claims remained elevated, sinking consumer confidence and raising fears of a double-dip recession. A one-day “flash crash” in early May also shook investor confidence and further boosted market volatility.

US equities reversed course in the third quarter, surging despite volatility driven by sharp swings in investors’ views about the pace of the economic recovery. Early in the quarter, strong corporate earnings and encouraging news regarding Europe’s banks and economies bolstered markets. However, equities tumbled in August as fears of a double-dip global recession gained momentum. The quarter finished on a high note amid favorable economic data and rising expectations that the Fed will take additional measures to spur growth. Corporate actions accelerated in recent months, adding fuel to the rally, as corporations took advantage of exceptionally low interest rates and healthy balance sheets to acquire companies and raise dividend payouts.

Within the Financial sector, the prospects of increased legislation and regulation have made the environment for US banks uncertain. The recent US elections have removed some of the uncertainty as one house of Congress is likely to be less anti-industry and will also now have a seat at the table. The Dodd-Frank Financial Regulatory reform bill was passed and we expect that its implementation will both increase capital requirements and lead to higher costs that squeeze net interest margins. In addition, the mortgage foreclosure issues and the potential for put-backs will only delay the bottoming process in the US housing market and further increase the costs for banks. On the positive side, we are seeing fewer bank failures and an increase in M&A activity. While there will continue to be FDIC-assisted deals, we expect to see more deals in the way of whole bank transactions, where relatively healthy organizations take over the less healthy. As opposed to past cycles, we think this acceleration in acquisition activity will benefit both buyers and sellers. Outside the US, the “Basel III” global capital guidelines were agreed upon and were less stringent than the markets anticipated. The issuance of the new regulations helped lift some of the uncertainty for global banks.

During the period from April 1st to May 31st, Ocwen Financial (+35.7%), a provider of residential and commercial mortgage loan servicing, special servicing and asset management services, was

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First Opportunity Fund, Inc.	Letter from the Sub-Adviser
September 30, 2010

the strongest contributor to the Fund’s absolute performance during the period. The company’s shares moved higher at the end of May after Barclays PLC announced it was selling its US mortgage servicing business to an Ocwen subsidiary. The Portfolio also benefited during the two month period from prior credit default swap (“CDS”) protection purchased on a group of European and UK-based banks that underperformed as concerns about Euro zone sovereign debt and solvency issues arose.

The  largest  detractor  from  the  Fund’s  absolute  performance  during  the   two  month  period  was  our position in Goldman Sachs (-15.3%). The New York-based investment bank was charged with alleged fraud by an SEC committee in April. The announcement during the trading day coupled with the pending Financial Reform Bill in Congress appeared to indicate the facts surrounding the case were unclear, and the stock sold off significantly on the day of the indictment. Our position in Assured Guaranty (-22.9%), a credit protection company, which provides bond insurance, mortgage insurance, and other financial guaranty products, also detracted from performance. Its shares declined after the firm reported lower-than-anticipated earnings as expected claims rose during the period.

In late July, the notional exposure of the Portfolio’s CDS positioning was reduced as previously purchased protection was removed on several individual European and U.K. banks. We anticipate further reductions in the notional exposure of the CDS hedges going forward.

As of the end of the period, the Portfolio comprised 38.7% of the Fund and consisted of Banks & Thrifts (56%), Capital Markets and Diversified Finance companies (15%), companies in the Insurance industry (10%), REITs and real estate-related (3%), other non-financial sector companies (8%), and cash (7%).

As always, we thank you for your confidence and appreciate your support of the Fund.

Nicholas C. Adams
Senior Vice President and Equity Portfolio Manager
Wellington Management Company, LLP

Semi-Annual Report (Unaudited) | September 30, 2010	5

Financial Data	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

Per Share of Common Stock

	Net Asset Value	Closing Price	Dividend Paid
9/30/09	$ 7.65	$ 6.40	$ 0.00
10/31/09	7.33	6.31	0.00
11/30/09	7.37	5.94	0.00
12/31/09	7.49	6.02	0.03
1/31/10	7.54	6.28	0.00
2/28/10	7.72	6.35	0.00
3/31/10	8.16	7.04	0.00
4/30/10	8.62	7.01	0.00
5/31/10	8.09	6.25	0.00
6/30/10	7.84	5.97	0.00
7/31/10	8.06	6.38	0.00
8/31/10	7.92	6.34	0.00
9/30/10	8.28	6.53	0.00

Investments as a % of Net Assets

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First Opportunity Fund, Inc.	Financial Data
September 30, 2010 (Unaudited)

Regional Breakdown

U.S.	89.4%
India	7.9%
Bermuda	0.6%
Cayman Islands	0.4%
Denmark	0.4%
Puerto Rico	0.4%
Pakistan	0.3%
Canada	0.3%
Brazil	0.2%
Other assets less liabilities	0.1%

Semi-Annual Report (Unaudited) | September 30, 2010	7

Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

Shares	Description	Value (Note 1)

LONG TERM INVESTMENTS (95.0%)
DOMESTIC COMMON STOCKS (33.2%)
Banks & Thrifts (15.4%)
32,825	1st United Bancorp, Inc.*	$211,065
54,790	Alliance Bankshares Corp.*	155,604
27,800	American River Bankshares*	175,140
8,439	Ameris Bancorp*	78,905
406,400	AmeriServ Financial, Inc.*	699,008
30,289	Bank of Commerce Holdings	118,127
62,500	Bank of Virginia*	131,250
42,700	BCB Bancorp, Inc.	387,289
28,000	Bridge Capital Holdings*	245,000
35,498	Carolina Trust Bank*	198,789
340,815	CCF Holding Co.*(a)	85,204
14,044	Central Valley Community Bancorp*	82,298
29,600	Central Valley Community Bancorp*(b)(c)	173,456
38,860	Centrue Financial Corp.*	64,508
21,500	Citizens & Northern Corp.	279,500
60,000	Community Bank*(b)(c)(d)	3,696,000
56,800	The Connecticut Bank & Trust Co.*	269,800
91,070	East West Bancorp, Inc.(b)(c)	1,482,619
65,566	Eastern Virginia Bankshares, Inc.	239,971
4,085	Evans Bancorp, Inc.	53,718
97,200	FC Holdings, Inc.*(b)(c)(d)	25,272
4,300	First Advantage Bancorp	46,655
39,700	First American International*(b)(c)(d)	441,464
61,678	First California Financial Group, Inc.*	152,345
17,400	First Capital Bancorp, Inc.*	52,896
4,024	First Interstate Bancsystem, Inc.	54,163
558,729	First Republic Bank*(b)(c)(d)	8,502,026
144,200	First Security Group, Inc.	161,504
66,726	First Southern Bancorp, Inc. - Class B*	633,897
28,200	First State Bank*(b)(c)(d)	15,510
2,880	First Trust Bank*	13,248
193,261	Florida Capital Group*(b)(c)(d)	96,630
7,448	FNB Bancorp	57,722
155,800	Great Florida Bank - Class A*	71,668
15,300	Great Florida Bank - Class B*	6,120
66,000	Greater Hudson Bank N.A.*	264,000
228,000	Hampshire First Bank*(b)(c)	2,166,000
8,500	Heritage Financial Corp.*	119,000
199,918	Heritage Oaks Bancorp*(b)(c)	661,728
36,900	ICB Financial*	108,855
14,200	Katahdin Bankshares Corp.	198,800
126,100	Metro Bancorp, Inc.*	1,310,179

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First Opportunity Fund, Inc.	Portfolio of Investments
September 30, 2010 (Unaudited)

Shares	Description	Value (Note 1)

Banks & Thrifts (continued)
905,600	National Bancshares, Inc.*(b)(c)(d)	$615,808
17,300	New England Bancshares, Inc.	126,809
4,000	North Dallas Bank & Trust Co.(d)	174,280
30,400	Oak Ridge Financial Services, Inc.*	127,680
1,900	Old Point Financial Corp.	22,268
44,800	OmniAmerican Bancorp, Inc.*	504,896
24,000	Pacific Continental Corp.	217,200
29,700	Parkway Bank*	14,850
162,590	Pilot Bancshares, Inc.*	409,727
1,058,666	Popular, Inc.*	3,070,131
190,540	Republic First Bancorp, Inc.*	386,796
370,344	Seacoast Banking*(b)(c)	451,820
4,500	Shore Bancshares, Inc.	42,750
69,269	Southern First Bancshares, Inc.*	461,331
79,900	Southern National Bancorp of Virginia, Inc.*	578,476
302,900	Square 1 Financial, Inc.*(b)(c)(d)	1,559,935
73,100	State Bancorp, Inc.	656,438
9,960	Tower Bancorp, Inc.	201,889
39,164	Valley Commerce Bancorp*	195,820
57,400	Wells Fargo & Co.	1,442,462
238,000	Western Liberty Bancorp*	1,425,620
12,404	Xenith Bankshares, Inc.*	65,121

		36,739,040

Diversified Financial Services (2.2%)
16,241	Affinity Financial Corp.*(b)(c)(d)	–
100,033	Center Financial Corp.* (b)(c)	509,168
25,000	CMET Finance Holding*(b)(d)(e)	669,000
276,300	Highland Financial Partners LP*(b)(d)(e)	–
60,000	Independence Financial Group, Inc.*(b)(c)(d)	271,200
70,215	Mackinac Financial Corp.*	354,586
431,640	Muni Funding Co. of America, LLC*(b)(d)(e)	1,066,151
161,835	Ocwen Financial Corp.*	1,641,007
455,100	Ocwen Structured Investments, LLC*(b)(c)(d)	468,753
349,967	Terra Nova Financial Group*	321,969

		5,301,834

Insurance (2.7%)
19,678	Forethought Financial Group, Inc. - Class A*(b)(c)(d)	4,281,146
93,403	Penn Millers Holding Corp.*	1,381,430
179,400	The PMI Group, Inc.*	658,398

		6,320,974

Mortgages & REITS (1.2%)
55,000	Embarcadero Bank*(b)(c)(d)	539,550
155,504	Newcastle Investment Holdings Corp., REIT*(d)	143,686
52,500	Two Harbors Investment Corp.	473,550

Semi-Annual Report (Unaudited) | September 30, 2010	9

Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

Shares	Description	Value (Note 1)

Mortgages & REITS (continued)
87,900	Verde Realty*(b)(c)(d)	$1,658,673

		2,815,459

Registered Investment Companies (RICs) (0.9%)
40,000	Cohen & Steers Infrastructure Fund, Inc.	636,800
32,235	Cohen & Steers Quality Income Realty Fund, Inc.	253,367
40,475	RMR Asia Pacific Real Estate Fund	735,431
42,000	THL Credit, Inc.	494,760

		2,120,358

Retail (0.5%)
20,000	Walgreen Co.	670,000
10,000	Wal-Mart Stores, Inc.	535,200

		1,205,200

Savings & Loans (9.3%)
34,100	Appalachian Bancshares, Inc.*	648
10,000	Auburn Bancorp, Inc.*(d)	67,800
113,600	Beacon Federal Bancorp, Inc.	1,183,712
14,400	BofI Holding, Inc.*	170,928
96,980	Broadway Financial Corp.(a)	253,118
45,100	Carver Bancorp, Inc.	138,908
61,300	Central Federal Corp.*	58,848
54,346	CFS Bancorp, Inc.	249,992
14,015	Charter Financial Corp.	114,923
14,300	Citizens Community Bank*	85,800
80,444	Citizens South Banking Corp.*(b)(c)	361,998
1,314	Colonial Financial Services, Inc.*	12,746
33,500	Eagle Bancorp	310,880
20,200	ECB Bancorp, Inc.	275,326
30,491	ESSA Bancorp, Inc.	361,013
32,500	Fidelity Federal Bancorp*(d)	369,200
19,238	First Community Bank Corp. of America*	31,743
18,128	Fox Chase Bancorp, Inc.*	171,491
43,400	Georgetown Bancorp, Inc.*	208,320
222,900	Hampden Bancorp, Inc.	2,240,145
22,030	HF Financial Corp.	231,315
47,216	Home Bancorp, Inc.*	631,750
88,948	Home Federal Bancorp, Inc.	1,082,497
58,100	Jefferson Bancshares, Inc.	200,445
35,500	Legacy Bancorp, Inc.	282,225
42,000	Liberty Bancorp, Inc.	380,100
22,600	Malvern Federal Bancorp, Inc.	155,940
58,299	Meridian Interstate Bancorp, Inc.*	614,471
310,300	MidCountry Financial Corp.*(b)(c)(d)	1,200,861
600	Naugatuck Valley Financial Corp.	3,030
113,200	Newport Bancorp, Inc.*	1,339,156

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First Opportunity Fund, Inc.	Portfolio of Investments
September 30, 2010 (Unaudited)

Shares	Description	Value (Note 1)

Savings & Loans (continued)
106,998	Ocean Shore Holding Co.	$1,143,809
29,100	Old Line Bancshares, Inc.	236,583
3,450	Oritani Financial Corp.	34,431
82,800	Osage Bancshares, Inc.	579,600
191,410	Pacific Premier Bancorp, Inc.*	869,001
165,930	Perpetual Federal Savings Bank(a)	1,914,832
17,500	Privee, LLC*(b)(c)(d)	–
52,700	Provident Financial Holdings, Inc.	308,295
40,650	Redwood Financial, Inc.*(a)	376,013
89,993	River Valley Bancorp(a)	1,218,505
12,400	Rockville Financial, Inc.	142,476
6,300	Royal Financial, Inc.*	13,545
308,740	SI Financial Group, Inc.	2,083,995
13,200	Sound Financial, Inc.	66,000
100,000	Sterling Eagle*(d)	–
110,500	Third Century Bancorp*(a)	266,305

		22,042,719

Tobacco Products (0.5%)
26,000	Altria Group, Inc.	624,520
11,000	Philip Morris International, Inc.	616,220

		1,240,740

Trucking & Leasing (0.5%)
121,082	Willis Lease Finance Corp.*	1,224,139

TOTAL DOMESTIC COMMON STOCKS (Cost $126,301,039)		79,010,463

FOREIGN COMMON STOCKS (10.5%)
Bermuda (0.6%)
84,130	Assured Guaranty, Ltd.	1,439,464
112,000	Majestic Capital, Ltd.*	41,440
36,500	RAM Holdings, Ltd.*	30,295

		1,511,199

Brazil (0.2%)
117,000	Banco Panamericano S.A.	576,702

Canada (0.3%)
37,300	Sino-Forest Corp.*	621,365

Cayman Islands (0.4%)
1,414,100	Fantasia Holdings Group Co., Ltd.	235,111
70,457	Phoenix Group Holdings	741,511

		976,622

Semi-Annual Report (Unaudited) | September 30, 2010	11

Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

Shares	Description	Value (Note 1)

Denmark (0.4%)
5,490	Gronlandsbanken*	$431,323
7,378	Spar Nord Bank A/S*	76,252
19,324	Sydbank A/S*	450,333

		957,908

India (7.9%)
45,582	Axis Bank, Ltd.	1,558,725
33,428	Bajaj Auto, Ltd.	1,093,487
43,173	Educomp Solutions, Ltd.	584,495
14,934	Financial Technologies India, Ltd.	382,830
221,163	Karnataka Bank, Ltd.	898,728
161,804	Kotak Mahindra Bank, Ltd.	1,715,083
932,280	Magma Fincorp, Ltd.	1,607,916
693,370	Manappuram General Finance & Leasing, Ltd.	2,251,312
20,659	Maruti Suzuki India, Ltd.	662,458
17,776	NSE India, Ltd.*(b)(c)(d)	1,602,154
53,608	Reliance Infrastructure, Ltd.	1,275,449
200,259	Shriram Transport Finance Co., Ltd.	3,457,459
66,094	Tata Motors, Ltd.	1,615,174

		18,705,270

Pakistan (0.3%)
299,213	Engro Corp., Ltd.	604,113

Puerto Rico (0.4%)
72,800	Oriental Financial Group, Inc.	968,240

TOTAL FOREIGN COMMON STOCKS (Cost $24,329,955)		24,921,419

LIMITED PARTNERSHIPS (50.1%)
1	Bay Pond*(b)(c)(d)	41,252,294
1	J. Caird Partners, LP*(b)(c)(d)	19,149,446
1	North River Partners*(b)(c)(d)	16,991,630
1	Wolf Creek*(b)(c)(d)	41,934,483

		119,327,853

TOTAL LIMITED PARTNERSHIPS (Cost $114,000,000)		119,327,853

DOMESTIC PREFERRED STOCKS (0.7%)
1,600	Maiden Holdings, Ltd., Series C, 14.00%*(b)(d)(e)	1,736,000

TOTAL DOMESTIC PREFERRED STOCKS (Cost $1,600,000)		1,736,000

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First Opportunity Fund, Inc.	Portfolio of Investments
September 30, 2010 (Unaudited)

Shares	Description	Value (Note 1)

DOMESTIC WARRANTS (0.1%)
195,000	Dime Bancorp, Inc., Litigation Tracking Warrant, strike price $0.00, Expires 12/26/50*	$77,025
52,459	Flagstar Bancorp, Warrant, strike price $5.00, Expires 1/30/19*(d)	47,293
6,560	Forethought Financial Group, Inc., Warrant, strike price $220.00, Expires 11/13/10*(b)(c)(d)	–
233,333	Terra Nova Financial Group, Inc., Warrant, strike price $3.00, Expires 3/17/11*(c)(d)	–
181,429	Washington Mutual, Inc., Warrant, strike price $10.06, Expires 4/11/13*(b)(c)(d)	11

		124,329

TOTAL DOMESTIC WARRANTS (Cost $–)		124,329

Shares/ Par Value	Description	Value (Note 1)

DOMESTIC CORPORATE BONDS & NOTES (0.4%)
Banks (0.4%)
$1,010,000	Susquehanna Capital II, 11.00%, due 3/23/40	1,046,613

TOTAL DOMESTIC CORPORATE BONDS & NOTES (Cost $1,010,000)		1,046,613

TOTAL LONG TERM INVESTMENTS (Cost $267,240,994)		226,166,677

SHORT TERM INVESTMENTS (4.9%)
Money Market Funds (4.9%)
8,057,984	Dreyfus Treasury Cash Management Money Market Fund, Institutional Class (7 day Yield 0.017%)	8,057,984
3,500,000	JPMorgan Prime Money Market Fund (7 day Yield 0.176%)	3,500,000

TOTAL SHORT TERM INVESTMENTS (Cost $11,557,984)		11,557,984

TOTAL INVESTMENTS (99.9%) (Cost $278,798,978)		237,724,661
TOTAL OTHER ASSETS LESS LIABILITIES (0.1%)		215,759

TOTAL NET ASSETS (100.0%)		$237,940,420

Semi-Annual Report (Unaudited) | September 30, 2010	13

Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

*	Non-income producing security.
(a)	Affiliated Company. See Notes to Financial Statements.
(b)	Indicates a security which is considered restricted. Also see Note 9.
(c)

Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of September 30, 2010, private placements had a total value of $150,109,635 or 63.09% of total net assets.

(d)	Indicates a fair valued security. Total market value for fair value securities is $148,576,256 representing 62.44% of total net assets.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended.

Common Abbreviations:

A/S - Aktieselskab is a Danish term for joint stock company

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

N.A. - National Association

REIT - Real Estate Investment Trust

S.A. - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

For Fund compliance purposes, the Fund’s industry/geography classifications refer to any one or more of the industry/geography sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Fund management. This definition may not apply for purposes of this report, which may combine industry/geography sub-classifications for reporting ease. Industries/geographies are shown as a percent of total net assets. These industry/geography classifications are unaudited.

See Accompanying Notes to Financial Statements.

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First Opportunity Fund, Inc.	Statement of Assets and Liabilities
September 30, 2010 (Unaudited)

ASSETS
Investments:
Investments, at value of Unaffiliated Securities (Cost $274,717,745) (Note 1)	$233,610,684
Investments, at value of Affiliated Securities (Cost $4,081,233) (Note 1 and 8)	4,113,977
Total Investments, at value	237,724,661
Receivable for investments sold	3,264,275
Appreciated credit default swap contracts, at value	675,359
Dividends and interest receivable	113,076
Dividends reclaim receivable	112,997
Prepaid expenses and other assets	29,233
Total Assets	241,919,601

LIABILITIES
Payable for investment securities purchased	2,946,236
Payable to broker for credit default swaps(a)	543,000
Depreciated credit default swap contracts, at value (net upfront payments received of $208,978)	212,980
Investment advisory fees payable (Note 2)	140,034
Legal and audit fees payable	48,158
Administration and co-administration fees payable (Note 2)	44,971
Directors’ fees and expenses payable (Note 2)	8,656
Accrued expenses and other payables	35,146
Total Liabilities	3,979,181
Net Assets	$237,940,420

NET ASSETS CONSIST OF:
Par value of common stock (Note 4)	$28,739
Paid-in capital in excess of par value of common stock	342,334,391
Overdistributed net investment income	(115,469)
Accumulated net realized loss on investments sold	(63,514,569)
Net unrealized depreciation on investments, swaps and foreign currency translation	(40,792,672)
Net Assets	$237,940,420

Net Asset Value, $237,940,420/28,739,389 Shares Outstanding	$8.28

(a)	Represents restricted cash on deposit with the counterparties as collateral for swaps.

See Accompanying Notes to Financial Statements.

Semi-Annual Report (Unaudited) | September 30, 2010	15

Statement of Operations	First Opportunity Fund, Inc.
For the Six Months Ended September 30, 2010 (Unaudited)

NET INVESTMENT INCOME
Investment Income:
Dividends from unaffiliated securities (net of foreign withholding taxes $15,959)	$1,097,699
Dividends from affiliated securities	88,869
Interest	58,530
Total Investment Income	1,245,098

EXPENSES
Investment advisory fee (Note 2)	1,066,319
Administration and co-administration fees (Note 2)	278,071
Legal and audit fees	75,475
Custody fees	44,640
Printing fees	35,615
Directors’ fees and expenses (Note 2)	35,444
Insurance expense	25,703
Transfer agency fees	17,901
Other	22,293
Total Expenses	1,601,461
Net Investment Loss	(356,363)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Unaffiliated securities	1,927,278
Credit default swap contracts	(408,116)
Foreign currency related transactions	(1,004,218)
514,944
Net change in unrealized appreciation of:
Investment securities	2,393,102
Credit default swap contracts	793,479
Translation of assets and liabilities denominated in foreign currencies	23,420
3,210,001
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,724,945
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,368,582

See Accompanying Notes to Financial Statements.

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First Opportunity Fund, Inc.	Statements of Changes in Net Assets
September 30, 2010 (Unaudited)

	For the Six Months Ended September 30, 2010 (Unaudited)	For the Year Ended March 31, 2010

OPERATIONS
Net investment loss	$(356,363)	$(557,438)
Net realized gain/(loss) on investments sold	514,944	(1,448,385)
Net change in unrealized appreciation on investments, swap contracts and foreign currency translation	3,210,001	74,148,913
Net Increase in Net Assets Resulting from Operations	3,368,582	72,143,090

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	–	(862,182)
Net Decrease in Net Assets from Distributions	–	(862,182)
Net Increase in Net Assets	3,368,582	71,280,908

NET ASSETS:
Beginning of period	234,571,838	163,290,930
End of period (including undistributed/(overdistributed) net investment income of $(115,469) and $240,894, respectively)	$237,940,420	$234,571,838

See Accompanying Notes to Financial Statements.

Semi-Annual Report (Unaudited) | September 30, 2010	17

Statement of Cash Flows	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$3,368,582
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investment securities	(374,447,478)
Proceeds from disposition of investment securities	382,747,868
Net proceeds from short-term investment securities	(4,657,618)
Premium amortization	(367)
Decrease in deposits with brokers as collateral for credit default swaps	1,003,000
Increase in receivable for investments sold	(2,588,385)
Decrease in dividends and interest receivable	38,368
Increase in upfront payments on swap contracts	(33,461)
Decrease in prepaid expenses and other assets	41,189
Decrease in payable for investment securities purchased	(692,139)
Decrease in accounts payable and accrued expenses	(480,921)
Net change in unrealized appreciation on investments	(2,393,102)
Net change in unrealized appreciation on swap contracts	(793,479)
Net realized gain from investments	(1,927,278)
Net realized loss on foreign currency transactions	1,004,218
NET CASH USED IN OPERATING ACTIVITIES	188,997

NET INCREASE IN CASH AND FOREIGN CURRENCY	188,997

CASH AT BEGINNING OF PERIOD	$(188,997)
CASH AND FOREIGN CURRENCY AT END OF PERIOD	$–

See Accompanying Notes to Financial Statements.

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PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value, beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total from Investment Operations

DISTRIBUTIONS:
Distributions paid from net investment income
Distributions paid from net realized capital gains

Total Distributions

Accretive/Dilutive Impact of Capital Share Transactions

Net asset value, end of period

Market price per share, end of period

Total Investment Return Based on Market Price(a)

RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses to average net assets
Ratio of net investment income/(loss) to average net assets
Portfolio turnover rate
Net assets, end of period (in 000’s)
Number of shares outstanding, end of period (in 000’s)

(a)         Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of calculation to be reinvested at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(b) Annualized.

See Accompanying Notes to Financial Statements.

20	www.firstopportunityfund.com

First Opportunity Fund, Inc.

For the Six Months Ended September 30, 2010 (Unaudited)	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007	For the Year Ended March 31, 2006
$8.16	$5.68	$10.18	$15.15	$15.67	$17.28
(0.01)	0.01	0.17	0.18	0.08	0.15
0.13	2.50	(4.57)	(3.33)	1.03	2.36
0.12	2.51	(4.40)	(3.15)	1.11	2.51
–	(0.03)	(0.12)	(0.18)	(0.20)	(0.20)
–	–	(0.01)	(1.64)	(1.43)	(3.92)
–	(0.03)	(0.13)	(1.82)	(1.63)	(4.12)
–	–	0.03	–	–	–
$8.28	$8.16	$5.68	$10.18	$15.15	$15.67

$6.53	$7.04	$4.32	$9.04	$14.25	$16.51

(7.24)%	63.76%	(51.03)%	(25.85)%	(4.28)%	17.07%

1.37%(b)	1.64%	1.84%	1.57%	1.28%	1.02%
(0.30)%(b)	(0.27)%	2.57%	1.34%	0.50%	1.54%
167%	169%	64%	76%	55%	70%
$237,940	$234,572	$163,291	$297,133	$442,363	$439,675
28,739	28,739	28,739	29,201	29,201	28,062

Semi-Annual Report (Unaudited) | September 30, 2010	21

Notes to Financial Statements	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

NOTE 1. FUND STRUCTURE AND SIGNIFICANT ACCOUNTING POLICIES

First Opportunity Fund, Inc. (the “Fund”) was incorporated in Maryland on March 3, 1986, as a closed-end, management investment company. As of October 14, 2008, the Fund changed its name from First Financial Fund, Inc. to First Opportunity Fund, Inc. As of July 28, 2008, the Fund is non-diversified and its primary investment objective is total return.

At a stockholder meeting held on May 3, 2010, stockholders approved new investment co-advisory agreements with Rocky Mountain Advisers, LLC (“RMA”) and Stewart Investment Advisers (“SIA” and together with RMA, the “Advisers”) (the “Advisory Agreements”), as well as a new sub-advisory agreement with Wellington Management Company, LLP (“Wellington”) (the “Sub-Advisory Agreement”). Under the new structure, with respect to the portion of the portfolio managed by RMA and SIA, the Advisers intend to make a substantial investment in certain private investment funds currently managed by an affiliate of Wellington. Separately, Wellington acts as sub-adviser with respect to a discrete portion of the portfolio containing positions with respect to which Wellington has long-term familiarity in its role as the Fund’s prior adviser. The term of Wellington’s role as sub-adviser will not last more than 2 years and will be limited to managing and, if appropriate, opportunistically liquidating a portion of the Fund’s legacy holdings.

As part of the restructuring proposals, stockholders also approved eliminating the Fund’s fundamental concentration policy which previously required that the Fund invest at least 65% of its assets in financial services companies.

On May 6, 2010, the Fund announced that the New York Stock Exchange (the “NYSE”) notified the Fund of its intent to suspend trading of the Fund’s shares prior to the market opening on May 12, 2010, because of the restructuring proposals approved by a majority of the Fund’s stockholders. As discussed in the Fund’s proxy materials, the NYSE does not have a listing standard expressly prohibiting or otherwise regulating the Fund’s ability to invest in private investment funds nor does federal securities law prohibit it. The NYSE indicated that it would exercise its discretionary authority under the NYSE rules and initiate its de-listing process based on it being in the “public interest.” At the opening of market May 12, 2010, the Fund’s shares stopped trading on the NYSE, but continued to trade in the over-the-counter market. The Fund notified stockholders on May 11, 2010, of its new trading symbol: FOFI. Stockholders should be able to continue to trade their Fund shares through their existing brokerage relationships, although under the new symbol.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

Securities Valuation: Securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at

22	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Financial Statements
September 30, 2010 (Unaudited)

the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser or sub-adviser, does not represent fair value (“Fair Value Securities”), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the adviser or sub-adviser. The Fund uses various valuation techniques that utilize both observable and unobservable inputs including multi-dimensional relational pricing model, option adjusted spread pricing, book value, last available trade, discounted future cash flow models, cost, and comparable company approach. In such circumstances, the adviser or sub-adviser makes an initial written recommendation to the Pricing Committee regarding valuation methodology for each Fair Value Security. Thereafter, the adviser or sub-adviser conducts periodic reviews of each Fair Value Security to consider whether the respective methodology and its application is appropriate and recommends methodology changes when appropriate. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board of Directors on a quarterly basis.

The Fund’s investments in unregistered pooled investment vehicles (hedge funds) are valued at the most recent value periodically determined by the respective hedge fund managers according to such manager’s policies and procedures (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a hedge fund does not report a value to the Fund on a timely basis, the fair value of such hedge fund shall be based on the most recent value reported by the hedge fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, hedge fund valuations generally can be obtained from hedge fund managers on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for hedge fund investments is subject to change at any time, without notice to stockholders, at the discretion of the hedge fund manager or the Fund.

The financial statements include investments valued at $148,576,256 (62.44% of total net assets) as of September 30, 2010 whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification™ (“ASC”) and follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique

Semi-Annual Report (Unaudited) | September 30, 2010	23

Notes to Financial Statements	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical investments
Level 2 –	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund uses the value of investment securities, as of the end of each reporting period, in determining transfers in/out of Levels 1, 2 or 3. The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities at Value^	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Domestic Common Stocks	$46,647,190	$6,757,918	$25,605,355	$79,010,463
Foreign Common Stocks	23,319,265		1,602,154	24,921,419
Limited Partnerships	-	-	119,327,853	119,327,853
Domestic Preferred Stock	-	-	1,736,000	1,736,000
Domestic Warrants	77,025	47,304	-	124,329
Domestic Corporate Bonds & Notes	-	1,046,613	-	1,046,613
Short Term Investments	11,557,984	-	-	11,557,984

TOTAL	$81,601,464	$7,851,835	$148,271,362	$237,724,661

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Credit Default Swaps	$–	$253,401	$–	$253,401

TOTAL	$–	$253,401	$–	$253,401

^For detailed descriptions of industry and/or geography classifications, see the accompanying Portfolio of Investments.

*	Other financial instruments include swap contracts.

24	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Financial Statements
September 30, 2010 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2010	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfers in and/or out of Level 3	Balance as of Sept. 30, 2010
Domestic Common Stocks	$16,978,622	$-	$(940,631)	$1,926,885	$7,640,479	$25,605,355
Foreign Common Stocks	-	-	84,886	1,517,268	-	1,602,154
Limited Partnerships	-	-	5,327,853	114,000,000	-	119,327,853
Domestic Preferred Stock	2,737,160	-	(201,160)	(800,000)	-	1,736,000
TOTAL	$19,715,782	$-	$4,270,948	$116,644,153	$7,640,479	$148,271,362

Net change in unrealized appreciation/depreciation on Level 3 securities are included the Statement of Assets and Liabilities under Net change in unrealized depreciation on investments, swaps and foreign currency translation.

New Accounting Pronouncement: In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the effective interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Semi-Annual Report (Unaudited) | September 30, 2010	25

Notes to Financial Statements	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

Foreign Currency Transactions: The Fund may invest a portion of its assets in foreign securities In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in gains and losses as stated in the Statement of Operations under Foreign currency related transactions. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation.

Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Repurchase Agreements: The Fund may enter into repurchase agreement transactions with United States financial institutions. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the value of which exceed the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. The value of the collateral at the time of the execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund had no outstanding repurchase agreements as of September 30, 2010.

Lending of Portfolio Securities: The Fund may participate in securities lending arrangements. To do so, the Fund would engage a lending agent to loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. As of September 30, 2010, the Fund was not participating in any securities lending arrangements.

26	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Financial Statements
September 30, 2010 (Unaudited)

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty. Credit default swaps are marked to market periodically using quotations from pricing services. Unrealized gains, including the accrual of interest are recorded as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the credit default swap, including the accrual of interest to be paid or received is reported as a change in unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreement.

Counterparty Risk: Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions supported by another party’s credit will affect the value of those instruments. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience such changes in credit quality.

Credit default swap contracts entered into by the Fund as of September 30, 2010, were as follows:

Swap Counterparty	Referenced Obligation	Notional Amount	Rates Paid by Fund	Termination Date	Upfront Payment Received/ (Paid)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston Intl	Bank of India London	1,000,000 USD	1.00%	6/20/15	$ 20,427	$ 12,878
Morgan Stanley	Barclays Bank	4,500,000 EUR	1.42%	9/20/13	-	(70,989)
Credit Suisse First Boston Intl	Capital One Bank	1,000,000 USD	1.00%	12/20/14	(10,425)	(1,393)
Goldman Sachs	Commerzbank	4,500,000 EUR	0.88%	9/20/13	-	(11,817)
Morgan Stanley	Credit Agricole	4,500,000 EUR	1.09%	9/20/13	-	927

Semi-Annual Report (Unaudited) | September 30, 2010	27

Notes to Financial Statements	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

Swap Counterparty	Referenced Obligation	Notional Amount	Rates Paid by Fund	Termination Date	Upfront Payment Received/ (Paid)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	DBR	25,000,000 USD	0.12%	9/20/18	-	606,094
Goldman Sachs	EURO DB	3,400,000 EUR	0.88%	9/20/13	-	(9,572)
Goldman Sachs	Export-Import Bank of India	1,000,000 USD	1.00%	6/20/15	17,484	16,574
Morgan Stanley	Federative Republic Brazil	1,500,000 USD	1.00%	3/20/15	33,334	(29,428)
Morgan Stanley	IDBI Bank Limited	1,000,000 USD	1.00%	6/20/15	14,470	19,206
Morgan Stanley	NAIGS13V1-5Y	25,000,000 USD	1.00%	12/20/14	50,653	(120,672)
Morgan Stanley	NAIGS13V1-5Y	25,000,000 USD	1.00%	12/20/14	68,565	(138,584)
Morgan Stanley	Republic of Korea	3,000,000 USD	1.22%	9/20/13	-	(39,503)
Morgan Stanley	State Bank of India London	1,000,000 USD	1.00%	6/20/15	14,470	19,680

TOTAL					$208,978	$253,401

Derivative Instruments and Hedging Activities: The Fund may enter into credit default swap contracts for hedging purposes, to gain market exposure or to add leverage to its portfolio. The following discloses the amounts related to the Fund’s use of derivative instruments and hedging activities.

The effect of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2010:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts	Investments, at value of Unaffiliated Securities	$124,329	N/A	$ -

Credit Contracts	Appreciated credit default swap contracts, at value	$675,359	Depreciated credit default swap contracts, at value (net upfront payments received $208,978)	$212,980
Total		$799,688		$212,980

28	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Financial Statements
September 30, 2010 (Unaudited)

The Effect of Derivatives Instruments on the Statement of Operations for the six months ended September 30, 2010:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Loss On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) On Derivatives Recognized in Income
Equity Contracts	Net realized gain (loss) on: Unaffiliated securities/Net change in unrealized appreciation/(depreciation) of: Investment securities	$ -	$(75,873)

Credit Contracts	Net realized gain (loss) on: Credit default swap contracts/Net change in unrealized appreciation/(depreciation) of: credit default swap contracts	$(408,116)	$793,479

Total		$(408,116)	$717,606

During the six months ended September 30, 2010, the average notional amounts of credit default swap contracts entered into by the Fund, were $84,500,000 for those contracts measured in U.S. Dollars, and $28,150,000 for those measured in Euros.

Federal Income Taxes: The Fund intends to qualify as a registered investment company (“RIC”) by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its stockholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including temporary differences and (2) the attribution of expenses against certain components of taxable investment income. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

The Fund follows ASC 740, “Income Taxes” (“ASC 740”), which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of ASC 740. The Fund files income tax returns in the U.S. Federal jurisdiction and the state of Colorado. The statute of limitations on the Fund’s federal and Colorado tax returns

Semi-Annual Report (Unaudited) | September 30, 2010	29

Notes to Financial Statements	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

remains open for the years ended March 31, 2007 through March 31, 2010. To the best of the Fund’s knowledge, no income tax returns are currently under examination.

Dividends and Distributions to Stockholders: The Fund expects to declare and pay dividends from net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences related to income and gains are reclassified to paid-in-capital when they arise.

NOTE 2. AGREEMENTS

RMA and SIA serve as co-advisers to the Fund, and make investment decisions on behalf of the Fund. Wellington serves as sub-adviser to the Fund.

According to the Advisory Agreements, RMA and SIA will be paid an advisory fee, payable monthly, at an annual rate equal to 1.25% of the Fund’s average monthly total net assets plus leverage, if any (“Managed Assets”) (the “Advisory Fee”). However, RMA and SIA will waive (i) their fees in an amount equal to 1.00% of the Fund’s assets invested in Wellington-affiliated private investment funds to offset any asset based fees (but not any performance-based fees) paid to Wellington with respect to the hedge fund investments and (ii) all fees paid to Wellington under the sub-advisory agreement (the “Sub-Advisory Fee”). Additionally, RMA and SIA agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on Managed Assets up to $400 million, 1.10% on Managed Assets between $400-$600 million; and 1.00% on Managed Assets exceeding $600 million. The fee waiver agreement has a one-year term and is renewable annually. Prior to the adviser restructuring, RMA and SIA did not receive any advisory fees from the Fund.

According to the Sub-Advisory Agreement, Wellington will be paid a sub-advisory fee, payable monthly, at an annual rate equal to 1.125% of the Fund’s month-end total net assets (“Net Assets”). Prior to the adviser restructuring, Wellington served as the Fund’s investment adviser, and was paid a quarterly fee at the at the following annualized rates: 1.125% of the Fund’s average month-end Net Assets up to and including $150 million; 1.000% on Net Assets on the next $150 million; and 0.875% on Net Assets in excess of $300 million.

Fund Administrative Services, LLC (“FAS”), serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the Managed Assets up to $100 million and 0.15% of the Fund’s Managed Assets over $100 million. Prior to February 1, 2010, the Fund paid FAS a monthly fee of 0.20% of the value of the Fund’s Managed Assets up to $250 million; 0.18% of the Fund’s Managed Assets on the next $150 million; and 0.15% of the value of the Fund’s Managed Assets over $400 million. The equity owners of FAS are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”) and the Lola Brown Trust No. 1B (the “Lola Trust”). The Lola Trust is a stockholder of the Fund, and the Lola Trust and EALLC are considered to be “affiliated persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”).

30	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Financial Statements
September 30, 2010 (Unaudited)

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined assets of the Fund, the Boulder Total Return Fund, Inc., the Boulder Growth & Income Fund, Inc., and The Denali Fund Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined average assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the investment adviser or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and as compensation for BNY Mellon’s services the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

Computershare Trust Company, N.A. (“Computershare”), serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar, and as compensation for Computershare’s services as such, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

NOTE 3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sale of securities for the six months ended September 30, 2010, excluding short-term investments, aggregated $374,447,478 and $382,747,868, respectively.

On September 30, 2010, based on cost of $276,442,162 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $21,371,414 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $60,088,915.

NOTE 4. CAPITAL

As of September 30, 2010, 50,000,000 shares of $0.001 par value Common Stock were authorized and 28,739,389 shares were issued and outstanding.

Transaction in common stock were as follows:

	For the Six Months Ended September 30, 2010	Year Ended March 31, 2010
Common Stock outstanding - beginning of period	28,739,389	28,739,389

Common Stock outstanding - end of period	28,739,389	28,739,389

Semi-Annual Report (Unaudited) | September 30, 2010	31

Notes to Financial Statements	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

NOTE 5. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine. For the six months ended September 30, 2010, as well as the year ended March 31, 2010 the Fund did not repurchase any of its own shares.

NOTE 6. SIGNIFICANT STOCKHOLDERS

As of September 30, 2010, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 10,463,556 shares of Common Stock of the Fund, representing 36.41% of the total Fund shares outstanding.

NOTE 7. DISTRIBUTIONS AND TAX INFORMATION

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. The character of distributions paid on a tax basis during the year ending March 31, 2010 is as follows:

For the Year Ended March 31, 2010

Distributions paid from:
Ordinary Income	$862,182
Long-term capital gain	-
$862,182

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income:	$0
Accumulated Long-term Capital Loss	(63,980,639)
Unrealized Appreciation / (Depreciation)	(43,583,482)
Cumulative Effect of Other Timing Differences	(227,171)
$(107,791,292)

As of March 31, 2010, the Fund had unused capital loss carryovers of $25,785,567 expiring March 31, 2017 and $33,379,202 expiring March 31, 2018.

The Fund has post October capital losses of $4,815,870 and post October currency losses of $130,403 which it has elected to defer until the next fiscal year.

Investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. The Fund has decreased undistributed net investment loss by $907,945,

32	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Financial Statements
September 30, 2010 (Unaudited)

decreased accumulated capital loss by $740,078 and decreased paid-in-capital by $1,648,023 at March 31, 2010. Included in the amounts reclassified was a net operating loss of $1,535,109. The reclassifications had no impact on net asset value.

NOTE 8. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance as of 4/1/10	Purchases	Sales	Ending Share Balance as of 9/30/10	Dividend Income	Realized Gains (Losses)	Market Value
Broadway Financial Corp.	129,280	-	(32,300)	96,980	$1,293	$(11,386)	$253,118

CCF Holding Co.	340,815	-	-	340,815	-	-	85,204
Perpetual Federal Savings Bank	165,930	-	-	165,930	49,779	-	1,914,832
Redwood Financial, Inc.	40,650	-	-	40,650	-	-	376,013
River Valley Bancorp	89,993	-	-	89,993	37,797	-	1,218,505
Third Century Bancorp	110,500	-	-	110,500	-	-	266,305
TOTAL					$88,869	$(11,386)	$4,113,977

NOTE 9. RESTRICTED SECURITIES

As of September 30, 2010, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of September 30, 2010 are as follows:

Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Affinity Financial Corp.	3/24/05	$1,000,000	$ -	0.0%
Bay Pond	6/1/10	39,500,000	41,252,294	17.2%
Center Financial Corp.	12/29/09	375,125	509,168	0.2%
Central Valley Community Bancorp	12/22/09	155,400	173,456	0.1%
Citizens South Banking Corp.	3/11/10	361,998	361,998	0.2%

Semi-Annual Report (Unaudited) | September 30, 2010	33

Notes to Financial Statements	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CMET Finance Holding	12/8/03	2,500,000	669,000	0.3%
Community Bank	2/12/08	912,100	3,696,000	1.6%
East West Bancorp	11/3/09	822,364	1,482,619	0.6%
Embarcadero Bank	7/7/06	550,000	539,550	0.2%
FC Holdings, Inc.	1/5/06	972,000	25,272	0.0%
First American International	11/29/05	1,052,050	441,464	0.2%
First Republic Bank	10/21/09-6/7/10	8,502,026	8,502,026	3.6%
First State Bank	11/21/07	190,350	15,510	0.0%
Florida Capital Group	8/23/06	2,203,175	96,630	0.0%
Forethought Financial Group, Inc. - Class A	11/13/09	4,066,780	4,281,146	1.8%
Forethought Financial Group, Inc., Warrant, strike price $220.00, Expires 11/13/10	1/13/09-12/31/09	-	-	0.0%
Hampshire First Bank	10/31/06	2,280,000	2,166,000	0.9%
Heritage Oaks Bancorp	6/28/06-3/10/10	840,735	661,728	0.3%
Highland Financial Partners LP	10/18/06	4,558,950	-	0.0%
Independence Financial Group, Inc.	9/13/04	480,000	271,200	0.1%
J. Caird Partners, LP	7/1/10	18,000,000	19,149,446	8.0%
Maiden Holdings, Ltd., Series C	1/15/09	1,600,000	1,736,000	0.7%
MidCountry Financial Corp.	10/22/04	4,654,500	1,200,861	0.5%
Muni Funding Co. of America, LLC	6/4/07-7/10/09	2,058,848	1,066,151	0.4%
National Bancshares, Inc.	6/6/06	2,128,160	615,808	0.3%
North River Partners	8/2/10	17,000,000	16,991,630	7.1%
NSE India, Ltd.	4/30/10	1,517,269	1,602,154	0.7%
Ocwen Structured Investments, LLC	3/20/07 - 8/27/07	1,494,245	468,753	0.2%
Privee, LLC	11/17/04	2,362,500	-	0.0%

34	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Notes to Financial Statements
September 30, 2010 (Unaudited)

Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Seacoast Banking Corp.	4/9/10- 6/16/10	536,999	451,820	0.2%

Square 1 Financial, Inc.	5/3/05	3,029,000	1,559,935	0.7%

Verde Realty	2/16/07	2,900,700	1,658,673	0.7%

Washington Mutual, Inc., Warrant, strike price $10.06, Expires 4/11/13	4/14/08	-	11	0.0%

Wolf Creek	6/1/10	39,500,000	41,934,483	17.6%

		$168,105,274	$153,580,786	64.4%

NOTE 10. SUBSEQUENT EVENTS

Management has performed a review for subsequent events through the date this report was issued. There were no other reportable events for the Fund as a result of their review.

Semi-Annual Report (Unaudited) | September 30, 2010	35

Additional Information	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.firstopportunityfund.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available on the Fund’s website located at http://www.firstopportunityfund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.firstopportunityfund.com.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the First Opportunity Fund, Inc. (the “Fund”) have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information

36	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Additional Information
September 30, 2010 (Unaudited)

is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Meeting of Stockholders - Voting Results. On May 3, 2010, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: To approve or disapprove the proposed investment advisory agreement with Rocky Mountain Advisers, LLC.

	# of Votes Cast	% of Votes Cast
For	15,946,771	64.46%
Against	1,704,230	6.89%
Abstain	178,611	0.72%
Non Vote	6,908,705	27.93%
TOTAL	24,738,317	100.00%

Proposal 2: To approve or disapprove the proposed investment advisory agreement with Stewart Investment Advisers.

	# of Votes Cast	% of Votes Cast
For	15,939,000	64.43%
Against	1,718,948	6.95%
Abstain	171,664	0.69%
Non Vote	6,908,705	27.93%
TOTAL	24,738,317	100.00%

Proposal 3: To approve or disapprove the proposed investment sub-advisory agreement with Wellington Management LLP.

	# of Votes Cast	% of Votes Cast
For	16,580,345	67.02%
Against	1,093,050	4.42%
Abstain	156,217	0.63%
Non Vote	6,908,705	27.93%
TOTAL	24,738,317	100.00%

Semi-Annual Report (Unaudited) | September 30, 2010	37

Additional Information	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

Proposal 4: To approve or disapprove the elimination of the Fund’s fundamental policy of investing at least 65% of its assets in financial services companies (the “Concentration Policy”).

	# of Votes Cast	% of Votes Cast
For	16,538,284	66.85%
Against	1,146,724	4.64%
Abstain	144,604	0.58%
Non Vote	6,908,705	27.93%

TOTAL	24,738,317	100.00%

Proposal 5: To approve or disapprove amending the Concentration Policy to reduce the Fund’s minimum threshold for investing in financial services companies to 25%.

	# of Votes Cast	% of Votes Cast
For	16,487,697	66.65%
Against	1,178,276	4.76%
Abstain	163,639	0.66%
Non Vote	6,908,705	27.93%

TOTAL	24,738,317	100.00%

Proposal 6: Election of Directors.

Election of Richard I. Barr as Director of the Fund

	# of Votes Cast	% of Votes Cast
For	22,626,516	91.46%
Withhold	2,111,801	8.54%

TOTAL	24,738,317	100.00%

Election of John S. Horejsi as Director of the Fund

	# of Votes Cast	% of Votes Cast
For	22,614,661	91.42%
Withhold	2,123,656	8.58%

TOTAL	24,738,317	100.00%

38	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Additional Information
September 30, 2010 (Unaudited)

Election of Susan L. Ciciora as Director of the Fund

	# of Votes Cast	% of Votes Cast
For	22,619,628	91.44%
Withhold	2,118,689	8.56%

TOTAL	24,738,317	100.00%

Election of Dr. Dean L. Jacobson as Director of the Fund
	# of Votes Cast	% of Votes Cast
For	22,640,991	91.52%
Withhold	2,097,326	8.48%

TOTAL	24,738,317	100.00%

Election of Joel W. Looney as Director of the Fund
	# of Votes Cast	% of Votes Cast
For	22,634,005	91.49%
Withhold	2,104,312	8.51%

TOTAL	24,738,317	100.00%

Semi-Annual Report (Unaudited) | September 30, 2010	39

Summary of Dividend Reinvestment Plan	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

Stockholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (the “shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Stockholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a stockholder’s specific election to receive cash.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in shares valued at the market price determined as of the time of purchase (generally, following the payment date of a dividend or distribution); or if (2) the market price of shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distributions payable only in cash and the net asset value exceeds the market price of shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund’s shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly issued shares. The Fund will not issue shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchase in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the Plan upon 90 Days’ written notice to stockholders of the Fund. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole shares and cash for fractional shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

40	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreement
September 30, 2010 (Unaudited)

Board Considerations Regarding the Advisory Agreements. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”), approve the terms of the Advisory Agreements. At a special meeting held on April 16, 2009, and at their regularly scheduled meeting on April 24, 2009, the Board considered certain restructuring proposals and, in particular, the Advisory Agreements and, by a unanimous vote (including a separate vote of the Independent Directors), approved the Advisory Agreements and recommended they be submitted to stockholders for approval.

Factors Considered. Generally, the Board considered a number of factors in approving the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Boulder Total Return Fund, Inc. (NYSE:BTF), Boulder Growth & Income Fund, Inc. (NYSE:BIF), and The Denali Fund Inc. (NYSE:DNY) (collectively, the “Boulder Funds”) (i.e., the three other closed-end investment companies managed by SIA and Boulder Investment Advisers, LLC (“BIA”), an affiliated entity of RMA with substantially the same management and staffing as RMA), compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies; (iii) the advisory fees and other expenses to be paid by the Fund compared to the fee paid to Wellington , the previous adviser to the Fund, and those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; and (vii) the relationship between the Advisers and FAS, a Horejsi affiliate and the Fund’s co-administrator. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process. To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisory Fee, the Board reviewed a memorandum from independent legal counsel to the Fund and the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested and received various materials relating to the Advisers’ investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ financial condition, pro forma profitability from their anticipated relationship with the Fund, soft dollar commission and trade allocation policies, organizational structure and compliance policies and procedures. The Board also considered information received from SIA and BIA throughout the year with respect to their oversight of the Boulder Funds, including investment performance and expense ratio reports for the Boulder Funds. The Board held additional discussions at both April meetings which included an executive session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers or Wellington were present. The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single

Semi-Annual Report (Unaudited) | September 30, 2010	41

Board of Directors’ Approval of the Investment Advisory Agreement	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services. The Board received and considered various data and information regarding the nature, extent and quality of services to be provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s (“SEC”) Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention to be devoted to the Fund by the Advisers’ portfolio management personnel. In this regard, it was noted that BIA and SIA’s only clients are the three Boulder Funds (and the Fund is RMA’s only client). Accordingly, the Board was satisfied that the Advisers’ investment personnel, including Stewart R. Horejsi, the Advisers’ principal portfolio manager, would devote a significant portion of their time and attention to the success of the Fund and its investment strategy. The Board also considered the Advisers’ policies and procedures for ensuring compliance with applicable laws and regulations. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Advisers, and that the Advisers possessed the ability to continuously provide these services to the Fund in the future. The Board was satisfied that the Advisers have the experience and personnel to manage the Fund’s portfolio both as it existed on April 24, 2009 (the date of the Board meeting), and as it would exist under the restructuring proposals (i.e., with substantial investment in certain hedge funds managed by Wellington Hedge Management, LLC (the “WHM Hedge Funds”)). In reaching this conclusion, the Board noted that BIA and SIA have satisfactorily managed the Boulder Funds, with respect to which all the Independent Directors also act as independent board members.

Investment Performance. The Board considered the investment performance of BTF since 1999, BIF since 2002, and DNY since 2007, when BIA and SIA took over management of those funds. The Board noted that the personnel and structure of BIA and RMA are essentially the same and thus the structure, personnel and performance of BIA could be used as a proxy for that of RMA. The Board observed that the long-term performance of the Boulder Funds (i.e., performance since BIA and SIA began managing the respective funds’ portfolios) outperformed the Standard & Poor’s 500 Index, each fund’s primary relevant benchmark, and the Dow Jones Industrial Average and Nasdaq Composite, each fund’s secondary benchmarks. In addition, the Board took into consideration that BIF received 2008 Performance Achievement Certificates from Lipper Analytical Services for the 1-year and 5-year periods ended December 31, 2008, in Lipper’s Core Funds category and DNY received 2008 Performance Achievement Certificates from Lipper Analytical Services for the 1-year and 5-year periods ended December 31, 2008, in Lipper’s Real Estate Fund category. Based on these factors, the Board concluded that the overall performance results of the Boulder Funds supported approval of the Advisory Agreements. In their consideration of the Advisers’ performance, the Board noted that there are significant differences between the investment focus of the Boulder Funds and that traditionally held by the Fund, that the Boulder Funds have large concentrations in Berkshire

42	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreement
September 30, 2010 (Unaudited)

Hathaway (NYSE:BRK), and that none of the Boulder Funds concentrate on financial services companies to the extent concentrated by the Fund.

Costs of Services Provided and Profits Realized by the Advisers. In evaluating the costs of the services to be provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components. The Board acknowledged that the Advisory Fee is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds, although it is the same as that charged by BIA and SIA to the Boulder Funds, who are BIA’s and SIA’s only other clients. The Board also considered that the Advisers have a policy of not participating in (or neutralizing the indirect cost to their clients of) soft dollar or directed brokerage transactions, and that instead, the Advisers directly bear the cost of third-party research utilized by them, increasing the cost to the Advisers of providing investment management services to their fund clients and decreasing their clients’ transaction expenses. The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers, BIA and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs anticipated to be incurred by the Advisers and FAS in providing services to the Fund. Based on its analysis of this information, the Board determined that the level of profits expected to be earned by the Advisers from managing the Fund bear a reasonable relationship to the services rendered, and concluded that the fee under the Advisory Agreements was reasonable and fair in light of the nature and quality of the services provided by the Advisers. The Board recognized that the Advisory Fee, on a “look-through” basis, represents a modest increase compared to the cost of advisory services Wellington provided to the Fund. However, the Board believed that the higher fee is justified primarily because the Advisers will have the added responsibility of overseeing the Fund’s hedge fund investments and Wellington as sub-adviser, each of which will require an increased expenditure of resources, and determining the Fund’s asset allocation across the entire universe of investment possibilities.

The Board took into consideration that, with respect to the Boulder Funds, BIA and SIA have advocated removal of investment restrictions which ultimately benefited stockholders, but that the Fund will require the Advisers to analyze a much broader universe of investments than those of the Boulder Funds. The Board observed that in contrast, under the Fund’s fundamental concentration policy of investing at least 65% of its assets in financial services companies (the “Concentration Policy”), which was removed as part of the restructuring proposals approved by stockholders on May 3, 2010, Wellington analyzed a relatively narrow asset class (i.e., financial services companies) having fewer investment prospects. Moreover, the Board noted that under the Concentration Policy, Wellington Management was mandated to remain substantially invested in financial services companies whether or not the financial services industry is in or out of favor, and thus does not have the burden of determining when and whether reducing the industry concentration is appropriate and in the best interests of the stockholders. The Board believed that the Advisers will necessarily expend more time, energy and resources in determining the most appropriate asset class at the most appropriate time and thus are entitled to a higher fee than the fee paid by the Fund to Wellington.

Semi-Annual Report (Unaudited) | September 30, 2010	43

Board of Directors’ Approval of the Investment Advisory Agreement	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

Economies of Scale. The Board considered whether economies of scale might occur with respect to the management of the Fund, whether the Fund could appropriately benefit from any economies of scale, and whether the Advisory Fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. Based on the relatively small size of the Fund, the Board determined that no meaningful economies of scale would be realized until the Fund achieved significantly higher asset levels. The Board also noted that SIA’s and BIA’s internal costs of providing investment management services to the Boulder Funds had increased over time, in part due to administrative burdens and expenses resulting from legislative and regulatory actions, and that the Advisers might need to hire additional personnel as their assets under management increase. Nevertheless, the Board determined that breakpoints should be added to the Fund’s advisory fee schedule to reduce the advisory fees in the event the Fund’s assets increase over current levels. After some discussion, the Advisers agreed to a waiver of advisory fees such that the advisory fees would be calculated at the annual rate of 1.25% on asset levels up to $400 million, 1.10% on assets between $400-$600 million; and 1.00% on assets exceeding $600 million. This fee waiver agreement has a one-year term after the Effective Date and is renewable annually. The Board concluded that these breakpoint levels were acceptable and would appropriately benefit the Fund from any economies of scale realized by the Advisers if the Fund’s assets grow.

Support by Significant Stockholders. The Board placed considerable weight on the views of the Horejsi Affiliates, the Fund’s largest stockholders, which are affiliated with Mr. Horejsi and the Advisers. As of May 31, 2009, the Horejsi Affiliates held approximately 35.51% of the Shares. The Board understood from Mr. Horejsi that the Horejsi Affiliates are supportive of the Advisers and the approval of the Advisory Agreements.

Approval. The Board based its decision to approve the Advisory Agreements on a careful analysis, in consultation with independent counsel for the Fund and the Independent Directors, of these and other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Advisory Agreements are reasonable and fair and that approval of the Advisory Agreements is in the best interests of the Fund and its stockholders.

Board Considerations Regarding the Sub-Advisory Agreement. The 1940 Act requires that the Board, including a majority of the Independent Directors, approve the terms of the Sub-Advisory Agreement. At a special meeting held on April 16, 2009, and at their regularly scheduled meeting on April 24, 2009, the Board considered the restructuring proposals and, in particular, the Sub-Advisory Agreement and, by a unanimous vote (including a separate vote of the Independent Directors), approved the Sub-Advisory Agreement and recommended it be submitted to stockholders for approval.

Factors Considered. Generally, the Board considered a number of factors in approving the Sub-Advisory Agreement including, among other things, (i) the nature, extent and quality of services to be furnished by Wellington to the Fund; (ii) the investment performance of the Fund under Wellington’s management compared to relevant market indices and the performance of comparable funds; (iii) the advisory fees and other expenses paid by the Fund; (iv) the profitability to Wellington of its investment advisory relationship with the Fund; (v) the extent to which economies of scale are realized and whether fee levels reflect any economies of scale; (vi) support

44	www.firstopportunityfund.com

First Opportunity Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreement
September 30, 2010 (Unaudited)

of Wellington by the Fund’s principal stockholders; and (vii) the historical relationship between the Fund and Wellington. The Board also reviewed the willingness of Wellington to provide temporary investment management services to the Fund with respect to the legacy holdings and its ability to provide supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by Wellington.

Deliberative Process. To assist the Board in its evaluation of the quality of Wellington’s services and the reasonableness of the fees under the Sub-Advisory Agreement, the Board received a memorandum from independent legal counsel to the Fund and the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested and received various materials relating to Wellington’s investment services under the their advisory agreement with the Fund (the “Wellington Advisory Agreement”). These materials included reports and presentations from Wellington that described, among other things, Wellington’s organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative sub-advisory fees, and compliance policies and procedures. The Board also reviewed a report prepared by Wellington comparing the Fund’s performance to a group of closed-end and open-end mutual funds with similar, though not identical, investment strategies as the Fund (the “Peer Group”). The Board also considered information received from Wellington throughout the year, including investment performance and returns as well as stock price and net asset value. In advance of the April 24, 2009 meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and the Independent Directors. The purpose of this meeting was to discuss the restructuring proposals and renewal of the Wellington Advisory Agreement and to review the materials provided to the Board by Wellington in connection with the annual review process. The Board held additional discussions at the April 24, 2009 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers or Wellington were present. The information below summarizes the Board’s considerations in connection with its approval of the Sub-Advisory Agreement. In deciding to approve the Sub-Advisory Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services. The Board received and considered various data and information regarding the nature, extent and quality of services currently provided to the Fund by Wellington under the Wellington Advisory Agreement. Wellington’s most recent investment adviser registration form on the SEC’s Form ADV was provided to the Board, as were the responses of Wellington to an information request submitted to it by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of Wellington’s key portfolio management and operational personnel and the amount of attention currently devoted to the Fund by Wellington’s portfolio management personnel. The Board also reviewed Wellington’s policies and procedures on side-

Semi-Annual Report (Unaudited) | September 30, 2010	45

Board of Directors’ Approval of the Investment Advisory Agreement	First Opportunity Fund, Inc.
September 30, 2010 (Unaudited)

by-side management of hedge funds and other accounts and any impact these might have on the success of the Fund. The Board was satisfied that Wellington’s investment personnel, including Mr. Adams, the Fund’s principal portfolio manager, would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy, particularly given a reduction in the number of accounts managed by Mr. Adams that occurred in 2006. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by Wellington, and that Wellington possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance. The Board considered the investment performance of the Fund as compared to relevant indices, the performance of three comparable closed-end financial services funds (the “Closed-End Peer Group”) and the performance of 11 selected open-end financial services funds (the “Open-End Peer Group”) for the year-to-date, one-, three-, five- and ten-year periods and since-inception period (for the indices only) ended February 28, 2009. Certain information for certain periods were not available, depending on the inception date of the index or comparable fund. The Board noted that the Fund’s returns gross of fees of were in line with the returns of the S&P 500 Index, NASDAQ Composite Principal Index, NASDAQ Banks Index, SNL All Daily Thrift Index, and MSCI World Financials ex-Real Estate Index for the one-year, three-year and five-year periods, and that the Fund had outperformed all of those indices for the ten-year and since-inception periods. The Board noted that the financial services sector of the stock market had experienced a significant decline in late 2008 and early 2009, which accounted for the Fund’s recent relative underperformance as compared to broader market indices. The Board also observed that the Fund had significantly outperformed the Closed-End Peer Group over the year-to-date, one-, five- and ten-year periods except for one fund for the one-year period. The Board further noted that the Fund outperformed the Lipper Financial Services Fund Average and the Open-End Peer Group in all time-period categories except for four funds in the one-year period, three funds in the three-year period, and one fund in the five-year period. In concluding that the Fund’s overall investment performance supported renewal of the Wellington Advisory Agreement and approval of the Sub-Advisory Agreement under the restructuring proposals, the Board ascribed greater weight to the long-term performance of the Fund against its benchmarks and other financial services funds.

Costs of Services Provided and Profits Realized by Wellington. In evaluating the costs of the services to be provided to the Fund by Wellington, the Board relied on statistical and other information regarding the Fund’s total expense ratio and its various components, including the Advisory Fee and Sub-Advisory Fee and investment-related expenses. The Board also noted that in 2006, in connection with a proposed increase in advisory fees under the Wellington Advisory Agreement that was ultimately approved by the Board and stockholders, it had conducted a detailed evaluation of the Fund’s expense ratio and the advisory fees charged by Wellington. The Board noted that the Sub-Advisory Fee is in the range of advisory fees for funds in the Closed-End Peer Group and is comparable to the fees earned by Wellington on other portfolios managed by Mr. Adams, including certain WHM Hedge Funds. The Board also noted that the Advisory Fee to be charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds but that the

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First Opportunity Fund, Inc.	Board of Directors’ Approval of the Investment Advisory Agreement
September 30, 2010 (Unaudited)

Advisory Agreements with the Advisers contain a waiver of all fees paid to Wellington under the Sub-Advisory Agreement.

The Board also obtained information regarding the overall profitability of Wellington to assist the Board in determining the overall benefits to Wellington from its relationship to the Fund. The Board compared the overall profitability of Wellington to the profitability of certain publicly traded investment management firms. Based on its analysis of this information, the Board determined that the overall level of profits earned by Wellington did not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by Wellington. Based on these factors, the Board concluded that the fee under the Sub-Advisory Agreement was reasonable and fair in light of the nature and quality of the services provided by Wellington.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the Sub-Advisory Fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. The Board noted that that the Sub-Advisory Fee includes breakpoints. In evaluating economies of scale, the Board noted that Wellington’s internal costs of providing investment management services to the Fund had continued to increase, particularly costs associated with attracting and retaining talented investment personnel and compliance costs. The Board concluded that the breakpoints in the fee schedule are acceptable and appropriately reflect any economies of scale expected to be realized by Wellington in managing the legacy holdings if the Fund’s net assets increase.

Support by Significant Stockholder. The Board placed considerable weight on the views of the Horejsi Affiliates, the Fund’s largest stockholders, which are affiliated with Mr. Horejsi and the Advisers. As of May 31, 2009, the Horejsi Affiliates held approximately 35.51% of the Shares. The Board understood from Mr. Horejsi that the Horejsi Affiliates are supportive of the restructuring proposals and engaging Wellington to manage the legacy holdings under the Sub-Advisory Agreement.

Approval. The Board based its decision to approve the Sub-Advisory Agreement on a careful analysis, in consultation with independent counsel to the Fund and the Independent Directors, of these and other factors. In approving the Sub-Advisory Agreement, the Board concluded that the terms of the Sub-Advisory are reasonable and fair and that approval of the Sub-Advisory Agreement is in the best interests of the Fund and its stockholders.

On May 3, 2010, stockholders of the Fund approved the Advisory Agreements and Sub-Advisory Agreement. Please see for Note 1. to the Financial Statements for further information.

Semi-Annual Report (Unaudited) | September 30, 2010	47

PAGE INTENTIONALLY LEFT BLANK

Directors	Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dean L. Jacobson
Joel W. Looney

Co - Investment Advisers	Stewart Investment Advisers
Rocky Mountain Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Sub - Adviser	Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	Computershare Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Registered	Deloitte & Touche LLP
Public Accounting Firm	555 17th Street, Suite 3600
Denver, CO 80202

Legal Counsel	Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071-2228

“First Opportunity Fund” is a proprietary trademark of First Opportunity Fund, Inc. Used by permission. © 2010; all rights reserved.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Opportunity Fund, Inc. 2344 Spruce Street, Suite A | Boulder, CO 80302

If you have questions regarding shares held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent and Shareholder Servicing Agent - Computershare Trust Company, N.A. at: P.O. Box 43011 | Providence, RI 02940-3011 | (800) 451-6788

www.firstopportunityfund.com

The Fund’s CUSIP number is: 33587T108

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

On July 30, 2010, the Board of Directors of the Registrant adopted amended and restated bylaws of the Registrant (the “Bylaws”) that designate revised procedures by which stockholders may submit proposals to the Registrant’s Board of Directors. The applicable sections of the Bylaws are set forth below:

Article II, Section 11(a)(1): Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record of the class of securities entitled to vote for such nominee both at the time of giving of notice by the stockholder as provided for in this Section and at the time of the annual meeting, who is entitled to vote for such nominee at the meeting and who has complied with this Section.

Article II, Section 11(b): Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of

Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record of the class of securities entitled to vote for such nominee both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote for such nominee at the meeting and who complied with the notice procedures set forth in this Section 11.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FIRST OPPORTUNITY FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	December 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	December 6, 2010

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer (Principal Financial Officer)

Date:	December 6, 2010